                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Enclaves Group, Inc. (the
"Company")  on Form 10-QSB for the period ending June 30, 2005 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Mark D.
MacFarlane,   Chief  Operating   Officer  and  acting  Chief  Financial  Officer
(Principal  Accounting Officer) of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that:

            (1) The Report fully complies with the requirements of section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information  contained in the Report fairly presents, in all material  respects,  the  financial  condition  and results of operations of the
Company.

Dated: September 21, 2005                    /s/ Mark D. MacFarlane
                                        ----------------------------------------
                                                 Mark D. MacFarlane
                                             Chief Operating Officer and
                                             acting Chief Financial Officer
                                             (Principal Accounting Officer)

A signed  original of this  certification  has been  provided to the Company and will be retained by the Company and  furnished  to the  Securities  and Exchange
Commission or its staff upon request.